Summary Of Significant Accounting Policies - Schedule of Reconciliation of Operating Lease Commitments Under IAS 17 To Lease Liabilities Under IFRS 16 (Detail) - Increase (decrease) due to application of IFRS 16
¥ in Millions
Apr. 01, 2019 JPY (¥)
Disclosure of financial assets [line items]
Operating lease commitments at March 31, 2019	¥ 320,331
Adjustments as a result of a different treatment of extension and termination options	82,550
Discounted at a weighted average rate of 0.55% at April 1, 2019	(14,269)
Lease liabilities due to the adoption of IFRS 16, recognized at April 1, 2019	388,612
Lease liabilities from finance leases at March 31, 2019	30,379
Total lease liabilities recognized at April 1, 2019	¥ 418,991